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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)       March 15, 2005

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                              NEOMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                     000-22009              77-0344424
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  (State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                   Identification No.)

       3250 Jay Street, Santa Clara, California                    95054
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      (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code     (408) 988-7020

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 15, 2005, NeoMagic Corporation issued a press release providing management's expectations of certain financial results for the fourth quarter and for the full fiscal year 2005, which ended January 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1   Press Release of NeoMagic Corporation dated March 15, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NeoMagic Corporation
                                                     (Registrant)

Date:  March 15, 2005                             /s/ Scott Sullinger
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                                                       Scott Sullinger
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release of NeoMagic Corporation dated March 15, 2005.